Marketable Securities (Details) - Schedule of marketable securities - USD ($) $ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Schedule of marketable securities [Abstract]
Short-term marketable securities - Corporate bond	[1]	$ 208	$ 1,576

[1]	The Company invests in highly-rated marketable securities, and its policy limits the amount of credit exposure to any one issuer. The Company’s investment policy requires investments to be investment grade, rated BBB- or better, with the objective of minimizing the potential risk of principal loss. Fair values were determined for each individual security in the investment portfolio, based on quoted prices in active markets.